Exhibit 10.1
CHANGE IN TERMS AGREEMENT

Principal $500,000.00	Loan Date 11-23-2010	Maturity 05-23-2012	Loan No 823002500	Call/Coll 56	Account	Officer MH	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	INNSUITES HOSPITALITY TRUST, YUMA HOSPITAILTY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP 1625 E. NORTHERN AVENUE, STE #105 PHOENIX, AZ 85020	Lender:	RepublicBankAZ, N.A. 909 E. Missouri Avenue Phoenix, AZ 85014

Principal Amount: $500,000.00	Date of Agreement: MAY 12, 2011

DESCRIPTION OF EXISTING INDEBTEDNESS.  THAT CERTAIN PROMISSORY NOTE DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER IN FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $500,000.00 (THE “NOTE”).  THE NOTE AND CHANGE IN TERMS AGREEMENT ARE HEREINAFTER REFERRED TO AS THE “NOTE”.

DESCRIPTION OF COLLATERAL.  THAT CERTAIN DEED OF TRUST DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS TRUSTOR, AND LENDER, AS BENEFICIARY AND TRUSTEE, FILED NOVEMBER 29, 2010, IN THE OFFICE OF THE COUNTY RECORDER OF YUMA COUNTY, ARIZONA, AS FILE #2010-30593;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED NOVEMBER 29, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF ARIZONA, AS FILE #201016331028;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED DECEMBER 3, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF OHIO, AS FILE #OH00146645061.

DESCRIPTION OF CHANGE IN TERMS.
1.	THE MATURITY DATE OF SAID NOTE AND REVOLVING LINE OF CREDIT IS HEREBY EXTENDED FROM MAY 23, 2011 TO MAY 23, 2012.
2.	THE MARGIN USED TO DETERMINE THE INTEREST RATE IS HEREBY REDUCED FROM 2.750 PERCENTAGE POINTS OVER THE INDEX TO 1.000 PERCENTAGE POINT OVER THE INDEX. THE INDEX AND FLOOR RATE SHALL REMAIN UNCHANGED.

ALL OTHER TERMS AND CONDITIONS OF SAID NOTE SHALL REMAIN THE SAME.

PROMISE TO PAY.  INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP AND RRF LIMITED PARTNERSHIP (“Borrower”) jointly and severally promise to pay to RepublicBankAZ, N.A. (“Lender”), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance.  Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.  Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on May 23, 2012.  In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 23, 2011, with all subsequent interest payments to be due on the same day of each month after that.  Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs.  Borrower will pay to Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the highest published prime rate as published in the Wall Street Journal (the “Index”).  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower.  Lender will tell Borrower the current Index rate upon Borrower’s request.  The interest rate change will note occur more often than each daily.  Borrower understands that Lender may make loans based on other rates as well.  The Index is currently 3.250% per annum.  Interest on the unpaid principal balance of this loan will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 1.000 percentage point over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 6.000% per annum based on a year of 360 days.  NOTICE:  Under no circumstances will the interest rate on this loan be less than 6.000% per annum and no more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD.  Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this loan is computed using this method.  This calculation method results in a higher effective interest rate than the numeric rate stated in the loan documents.  (Initial Here  /s/ JW )

EFFECTIVE RATE.  Borrower agrees to an effective rate of interest that is the rate specified in this Agreement plus any additional rate resulting from any other charges in the nature of interest paid or to be paid in connection with this Agreement.

PREPAYMENT.  Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law.  Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest.  Rather, early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language.   If Borrower sends such a payment, Lender may accept it without losing any or Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:  RepublicBankAZ, N.A., 909 E. Missouri Avenue  Phoenix, AZ  85014.

LATE CHARGE.  If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $10.00, whichever is greater.

INTEREST AFTER DEFAULT.  Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased by adding an additional 10.000 percentage point margin (“Default Rate Margin”).  The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.  However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the Indebtedness.

Other Defaults:  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties.  Any guarantor of Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor’s or Borrower’s property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The dissolution or termination of Borrower’s existence as a going business or the death of any partner, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness.  This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.    Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note.

Events Affecting General Partner of Borrower.  Any of the preceding events occurs with respect to any general partner of Borrower or any general partner dies or becomes incompetent.

Change in Ownership. The resignation or expulsion of any general partner with an ownership interest of twenty-five percent (25%) or more in Borrower.  Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change.  A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Cure Provisions.  If any default, other than a default in payment is curable and if Borrower has not been given notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.  Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay.  Borrower will pay Lender that amount.  This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  However, Borrower will only pay attorneys’ fees of an attorney not Lender’s salaried employee, to whom the matter is referred after Borrower's default.  If not prohibited by applicable law, Borrower will also pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.  Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.  This Agreement will be governed by the federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Arizona without regard to its conflicts of law provisions.  This Agreement has been accepted by Lender in the State of Arizona.

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account).  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Borrower authorized Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL.  Borrower acknowledges this Agreement is secured by the following collateral described in the security instruments listed herein:

(A) A DEED OF TRUST DATED NOVEMBER 23, 2010, TO A TRUSTEE IN FAVOR OF LENDER ON REAL PROPERTY LOCATED IN YUMA COUNTY, STATE OF ARIZONA.

(B) ACCOUNTS DESCRIBED IN COMMERCIAL SECURITY AGREEMENTS DATED NOVEMBER 23, 2010.

LINE OF CREDIT.  This Agreement evidences a revolving line of credit.  Advances under this Agreement may be requested orally by Borrower or as provided in this paragraph.  All oral requests shall be confirmed in writing on the day of the request.  All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above.  The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of such authority:  JAMES WIRTH, PRESIDENT of INNSUITES HOSPITALITY TRUST.  Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender.  The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future changes in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS.  Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.  Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency.  Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address:  RepublicBankAZ, N.A.  909 E. Missouri Avenue  Phoenix, AZ 85014.

MISCELLANEOUS PROVISIONS.  If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement.  Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them.  Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower.  Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party, partner, or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

INNSUITES HOSPITALITY TRUST
By:	/s/ James F. Wirth
JAMES F. WIRTH, President of INNSUITES HOSPITALITY TRUST
YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP
INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP
By:	/s/ James F. Wirth
JAMES F. WIRTH, President of INNSUITES HOSPITALITY TRUST
RRF LIMITED PARTNERSHIP
INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP
By:	/s/ James F. Wirth
JAMES F. WIRTH, President of INNSUITES HOSPITALITY TRUST
/s/ James F. Wirth
JAMES F. WIRTH, GUARANTOR